UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 6, 2026

Aclaris Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37581	46-0571712
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

701 Lee Road, Suite 103

Wayne, PA 19087

(Address of principal executive offices, including zip code)

(484) 324-7933

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Each Exchange on which Registered
Common Stock, $0.00001 par value	ACRS	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On January 6, 2026, Aclaris Therapeutics, Inc. (the “Company”) issued a press release announcing interim results from the first-in-human Phase 1a single (“SAD”) and multiple ascending dose (“MAD”) trial of its anti-TSLP/IL-4Rα bispecific antibody ATI-052 (the “Interim Results”). The Company also announced it would hold a webcast and conference call with slides related to the Interim Results.  A copy of the press release and the presentation that will accompany the webcast and conference call are furnished as Exhibit 99.1 and Exhibit 99.2, respectively, to this Current Report on Form 8-K.

In accordance with General Instruction B.2. of Form 8-K, the information in this Item 7.01 and Item 9.01 (including Exhibits 99.1 and 99.2) shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any of the Company’s filings under the Securities Act of 1933, as amended, or under the Exchange Act, whether made before or after the date hereof, regardless of any incorporation language in such a filing, except as expressly set forth by specific reference in such a filing.

Item 8.01 Other Events.

Interim Phase 1a SAD/MAD Results

The Interim Results announced in the press release are summarized below.

The randomized, blinded, placebo-controlled Phase 1a portion of the SAD/MAD trial was designed to evaluate the safety, tolerability, pharmacokinetics (“PK”), and pharmacodynamics (“PD”) of subcutaneously administered ATI-052 in healthy adults receiving SAD and MAD. In the SAD portion, four cohorts of eight healthy volunteers each were randomized 3:1 to receive a single dose of ATI-052 (30, 120, 360, or 720 mg) or placebo. In the MAD portion, two cohorts of eight healthy volunteers each were randomized 3:1 to receive five doses of two dose levels of ATI-052 (240 or 480 mg) or placebo administered every 7 days.

Interim results of the Phase 1a portion include:

●	ATI-052 was well tolerated and demonstrated a favorable safety profile across all SAD and MAD cohorts, with doses of up to 720 mg.

o	Treatment-emergent adverse events (“TEAEs”) observed in the trial were predominantly Grade 1.

o	There were no Grade 3 TEAEs related to study drug or serious adverse events; no adverse events led to study discontinuation.

o	The most common TEAE was injection site redness which was self-resolving and generally mild (Grade 1).

o	No conjunctivitis was observed in any cohort.

●	ATI-052 exhibited a potential best-in-class PK profile, including at least a 26-day effective half-life.

o	Dose proportional PK was observed across the pharmacologic dose range, including approximately dose proportional increases in Cmax (maximum peak concentration) and AUC (area under the curve; a measure representing total systemic exposure).

●	PD results from the first three SAD cohorts included robust target engagement and near complete target occupancy at very low doses. Blood samples were collected on days 1, 4, 8, 22, 43 and 113.

o	At the lowest dose tested (30 mg), ATI-052 demonstrated robust concentration-dependent inhibition of IL-4 and TSLP stimulated CCL17/TARC.

o	At 120 mg, ATI-052 demonstrated complete and sustained inhibition of ex vivo IL-4 and TSLP stimulated CCL17/TARC through week one. Near complete inhibition of TSLP stimulated CCL17/TARC was observed at least three weeks after administration.

o	At 360 mg, ATI-052 demonstrated complete and sustained inhibition of ex vivo IL-4 and TSLP stimulated CCL17/TARC through week three. Near complete inhibition of TSLP stimulated CCL17/TARC was observed at least six weeks after administration.

●	The Company believes the combination of PK duration and the strong and sustained PD effect support the potential for up to every three-month dosing.

The Company expects to initiate a Phase 1b POC trial in atopic dermatitis (“AD”) imminently and a Phase 1b POC trial in asthma in the first quarter of 2026. The Company expects top line data from both trials in the second half of 2026.

The Company is also planning for a Phase 2b trial of ATI-052 in AD, which the Company expects to initiate in the second half of 2026.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, and such forward-looking statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as “anticipate,” “believe,” “expect,” “intend,” “may,” “plan,” “potential,” “will,” and similar expressions, and are based on the Company’s current beliefs and expectations. These forward-looking statements include expectations regarding the Company’s development plans for ATI-052, including the timing to initiate and report results from its Phase 1b trials of ATI-052 in asthma and atopic dermatitis, the timing to initiate a Phase 2b trial of ATI-052 in AD, and the therapeutic potential for ATI-052. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, potential changes to interim, topline and preliminary data as more subject data become available, the Company’s reliance on third parties over which it may not always have full control, the Company’s ability to enter into strategic partnerships on commercially reasonable terms, the uncertainty regarding the macroeconomic environment and other risks and uncertainties that are described in the Risk Factors section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, and other filings the Company makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC Filings” page of the “Investors” section of the Company’s website at www.aclaristx.com. Any forward-looking statements speak only as of the date of this Current Report on Form 8-K and are based on information available to the Company as of the date of this Current Report on Form 8-K, and the Company assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated January 6, 2026.
99.2	Company Presentation, dated January 6, 2026.
104	The cover page from Aclaris Therapeutics, Inc.’s Form 8-K filed on January 6, 2026, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACLARIS THERAPEUTICS, INC.

	By:	/s/ Kevin Balthaser
Date: January 6, 2026		Kevin Balthaser
Chief Financial Officer

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